                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                   __________

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                   [_]  Confidential, for Use of
                                                        the Commission Only (as
                                                        permitted by Rule
                                                        14a-6(e)(2))

[X]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Under Rule 14a-12
                                   __________

                       MEDIACOM COMMUNICATIONS CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)    Title of each class of securities to which transaction applies:
           _____________________________________________________________________
    (2)    Aggregate number of securities to which transaction applies:
           _____________________________________________________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
           _____________________________________________________________________
    (4)    Proposed maximum aggregate value of transaction:_____________________
    (5)    Total fee paid:______________________________________________________

[_]     Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)    Amount Previously Paid:______________________________________________
    (2)    Form, Schedule or Registration Statement No.:________________________
    (3)    Filing Party:________________________________________________________
    (4)    Date Filed:__________________________________________________________

                                   __________
                        Copies of all communications to:
                            Robert L. Winikoff, Esq.
                          Sonnenschein Nath & Rosenthal
                           1221 Avenue of the Americas
                            New York, New York 10020
                                 (212) 768-6700

                                 [LOGO] Mediacom


                       MEDIACOM COMMUNICATIONS CORPORATION
                              100 Crystal Run Road
                           Middletown, New York 10941


                                   __________

                NOTICE OF THE 2002 ANNUAL MEETING OF STOCKHOLDERS

                                   __________

To the Stockholders of Mediacom Communications Corporation:

         The 2002 Annual Meeting of Stockholders of Mediacom Communications Corporation will be held at Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, 26/th/ Floor, New York, New York, at 10:00 a.m., local time, on Thursday, June 20, 2002, for the following purposes:

         1. To elect seven directors to serve for a term of one year.

         2. To approve the 2001 Employee Stock Purchase Plan.

         3. To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002.

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The record date for determining stockholders entitled to vote at the Annual Meeting was the close of business on April 24, 2002. The accompanying Proxy Statement contains additional information regarding the matters to be acted on at the Annual Meeting.

                                     By Order of the Board of Directors,

                                     /s/ Italia Commisso Weinand

                                     Italia Commisso Weinand
                                     Secretary

Middletown, New York
May __, 2002

--------------------------------------------------------------------------------
Whether or not you plan to attend the meeting, please sign and date the enclosed proxy and promptly return it in the enclosed, self-addressed envelope. No additional postage is required if mailed within the United States. Any stockholder may revoke his or her proxy at any time before this meeting by giving notice in writing to our Secretary, by granting a proxy bearing a later date or by voting in person at the meeting.
--------------------------------------------------------------------------------

                       MEDIACOM COMMUNICATIONS CORPORATION
                              100 Crystal Run Road
                           Middletown, New York 10941

                            _______________________


           PROXY STATEMENT FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

                                  To Be Held On
                                  June 20, 2002

                            _______________________


          This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Directors of Mediacom Communications Corporation for the 2002 Annual Meeting of Stockholders on Thursday, June 20, 2002, at 10:00 a.m. We invite you to attend in person.

Voting Information

     Record date

          The record date for the Annual Meeting is April 24, 2002. You may vote all shares of our common stock that you owned as of the close of business on that date. On April 24, 2002, there were 90,658,996 shares of Class A common stock and 29,282,990 shares of Class B common stock outstanding. Each share of Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of Class B common stock will be entitled to ten votes. We are mailing this Proxy Statement and the accompanying form of proxy to stockholders on or about May __, 2002.

     How to vote

          As described below, you may submit your proxy or voting instructions by mail, telephone or the Internet, even if you plan to attend the meeting.

          By mail. If you hold your shares through a securities broker (that is, in street name), please complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted in accordance with your instructions, unless you subsequently revoke your instructions.

          By telephone or by Internet. If you hold your shares in street name, your broker can advise whether you will be able to submit voting instructions by telephone or by the Internet.

          At the Annual Meeting. Submitting your proxy by mail, telephone or Internet does not limit your right to vote in person at the Annual Meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the Annual Meeting, you must obtain a proxy from your broker and bring it to the meeting.

     Revoking your proxy

          You can revoke your proxy at any time before your shares are voted at the meeting by: (1) sending a written notice to Italia Commisso Weinand, Mediacom Communications Corporation, 100 Crystal Run Road, Middletown, New York 10941; (2) submitting a later proxy; or (3) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy.

     Returning your proxy without indicating your vote

          If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows: (1) FOR the election of the nominees for director named below; (2) FOR the approval of the 2001 Employee Stock Purchase Plan; (3) FOR the ratification of the appointment of PricewaterhouseCoopers

LLP as our independent auditors for 2002; and (4) in accordance with the judgment of the person voting the proxy on any other matter properly brought before the meeting or any adjournment or postponement thereof.

     Withholding your vote or voting to "abstain"

          In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. With regard to the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal.

     Street name shares may be voted even if you do not submit your proxy or attend the Annual Meeting

          Many stockholders hold stock in street name through a broker-dealer. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Under the rules of the New York Stock Exchange, member brokers who do not receive instructions from beneficial owners are entitled to vote on the proposals presented in this Proxy Statement. If you do not vote your shares held in street name and your broker does not vote them, those shares will have no effect on the outcome of any matter voted on at the Annual Meeting.

     Votes required to hold the Annual Meeting

          We need the presence of a majority of the voting power of our Class A common stock and Class B common stock outstanding on April 24, 2002, in person or by proxy, to hold the Annual Meeting.

     Votes required to elect directors and to adopt other proposals

          A plurality of the voting power of our Class A common stock and Class B common stock, voting together as one class, that are present in person or by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the voting power of our Class A common stock and Class B common stock, voting together as one class, that are present in person or by proxy at the Annual Meeting is required to approve the 2001 Employee Stock Purchase Plan and to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2002.

          As of the record date, Rocco B. Commisso possessed approximately
80.5% of the voting power of our Class A common stock and Class B common stock, voting together as one class. See "Security Ownership of Certain Beneficial Owners and Management." Accordingly, the affirmative vote of Mr. Commisso alone is sufficient to adopt each of the proposals to be submitted to the stockholders at the Annual Meeting.

     Other matters to be decided at the Annual Meeting

          All of the matters we knew about as of May __, 2002 to be brought before the Annual Meeting are described in this Proxy Statement. If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy and in this Proxy Statement, the persons appointed to vote the proxies would vote on such matters in accordance with their best judgment.

     Postponement or adjournment of the Annual Meeting

          If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and might be voted at the postponed or adjourned meeting. You would still be able to revoke your proxy until it was voted.

Cost of Proxy Solicitation

          We will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, may solicit your proxy by telephone or other means.

                         ITEM 1-- ELECTION OF DIRECTORS

     Seven directors will be elected at the Annual Meeting. Each director will serve until the next annual meeting of stockholders and until their successors have been elected and qualified. At the meeting, the persons named in the enclosed form of proxy will vote the shares covered thereby for the election of the nominees named below to the Board of Directors unless instructed to the contrary.

     Each nominee is currently a director of our company. Rocco B. Commisso and Mark E. Stephan have been directors of Mediacom Communications Corporation since it was formed in November 1999 and were members of the executive committee of Mediacom LLC until the initial public offering of Mediacom Communications in February 2000. Immediately prior to the initial public offering, Mediacom Communications issued its common stock in exchange for all outstanding membership interests in Mediacom LLC. Accordingly, references to "we," "our" and "us" in the biographies that follow and elsewhere in this proxy statement for the periods prior to the initial public offering mean Mediacom LLC. Craig S. Mitchell, William S. Morris, Thomas V. Reifenheiser, Natale S. Ricciardi and Robert L. Winikoff became our directors upon the completion of the initial public offering.

                                          Principal Occupation and Business
Name of Nominee              Age        Experience During the Past Five Years
-------------------------   -----    -------------------------------------------
Rocco B. Commisso            52      Mr. Commisso has 24 years of experience
                                     with the cable television industry and has served as our Chairman and Chief Executive
                                     Officer since founding our predecessor
                                     company in July 1995. From 1986 to 1995, he served as Executive Vice President, Chief
                                     Financial Officer and a director of
                                     Cablevision Industries Corporation. Prior to that time, Mr. Commisso served as Senior
                                     Vice President of Royal Bank of Canada's affiliate in the United States from 1981, where he founded and directed a specialized finance group lending to media and communications companies. Mr. Commisso began his association with the cable industry in 1978 at The Chase Manhattan
                                     Bank, where he managed the bank's lending activities to communications firms including the cable industry. He serves on the board of directors of the National
                                     Cable Television Association, Cable
                                     Television Laboratories, Inc. and C-SPAN.
                                     Mr. Commisso holds a Bachelor of Science in Industrial Engineering and a Master of Business Administration from Columbia
                                     University.

Craig S. Mitchell            43      Mr. Mitchell has held various management
                                     positions with Morris Communications
                                     Company, LLC (formerly known as Morris
                                     Communications Corporation) for more than the past five years. He currently serves as its Vice President of Finance and Treasurer and is also a member of its board of directors.

William S. Morris III        67      Mr. Morris has served as the Chairman and
                                     Chief Executive Officer of Morris
                                     Communications Company, LLC for more than the past five years. He was the Chairman of the board of directors of the Newspapers
                                     Association of America for 1999-2000.

Thomas V. Reifenheiser       66      Mr. Reifenheiser served for more than five
                                     years as a Managing Director and Group
                                     Executive of the Global Media and Telecom
                                     Group of Chase Securities Inc. until his retirement in September 2000. He joined
                                     Chase in 1963 and had been the Global Media and Telecom Group Executive since 1977. He also had been a member of the Management
                                     Committee of The Chase Manhattan Bank. Mr.
                                     Reifenheiser is a member of the board of directors of Lamar Advertising Company, a leading owner and operator of outdoor advertising and logo sign displays.

Natale S. Ricciardi          53      Mr. Ricciardi has held various management
                                     positions with Pfizer Inc. for more than the past five years. Mr. Ricciardi joined
                                     Pfizer in 1972 and currently serves as its Vice President, U.S. Manufacturing, with responsibility for all of Pfizer's U.S.
                                     manufacturing facilities.

                                          Principal Occupation and Business
Name of Nominee              Age        Experience During the Past Five Years
-------------------------   -----    -------------------------------------------

Mark E. Stephan              45      Mr. Stephan has 15 years of experience with
                                     the cable television industry and has
                                     served as our Senior Vice President, Chief
                                     Financial Officer and Treasurer since the commencement of our operations in March
                                     1996. Before joining us, Mr. Stephan served as Vice President, Finance for Cablevision
                                     Industries from July 1993. Prior to that time, Mr. Stephan served as Manager of the telecommunications and media lending group of Royal Bank of Canada.

Robert L. Winikoff           55      Mr. Winikoff has been a partner of the law
                                     firm of Sonnenschein Nath & Rosenthal since
                                     August 2000. Prior thereto, he was a
                                     partner of the law firm of Cooperman Levitt
                                     Winikoff Lester & Newman, P.C. for more
                                     than five years. Sonnenschein Nath &
                                     Rosenthal currently serves as our outside general counsel and prior to such representation Cooperman Levitt Winikoff
                                     Lester & Newman, P.C. served as our outside general counsel since 1995.

     Mr. Commisso has agreed to cause the election of two directors designated by Morris Communications so long as Morris Communications continues to own at least 20% of our outstanding common stock, and one such director so long as it continues to own at least 10% of our outstanding common stock. In accordance with this agreement, William S. Morris III and Craig S. Mitchell have been designated by Morris Communications as its representatives on the Board of Directors.

     The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has no nominating committee; nominees for election as directors are selected by the Board of Directors. During 2001, there were ten meetings of the Board of Directors, five meetings of the Audit Committee, one meeting of the Compensation Committee and three meetings of the Stock Option Committee. Each director attended more than 75% of the aggregate number of the Board of Directors and Committee meetings of which he was a member. The aggregate attendance rate was about 95%.

     The Audit Committee currently consists of three directors, all of whom are independent directors as defined in Rule 4200(a)(14) of the Nasdaq Stock Market. The current members of the Audit Committee are Thomas V. Reifenheiser (Chairman), Craig S. Mitchell and Natale S. Ricciardi. The functions of the Audit Committee include but are not limited to the following: (1) recommending the appointment of our independent accountants; (2) reviewing the arrangements for and the scope of the audit by our independent accountants; (3) reviewing the independence of our independent accountants; (4) considering the adequacy of the system of our internal accounting controls and reviewing any proposed corrective measures; (5) reviewing and monitoring our policies regarding business ethics and regulatory matters that may have a material effect on our financial statements, operations and programs; and (6) discussing with management and our independent accountants our draft interim and annual financial statements and key accounting and reporting matters. See "Report of the Audit Committee" below.

     The Compensation Committee currently consists of three directors, Rocco B. Commisso, William S. Morris III and Robert L. Winikoff. The Compensation Committee has the authority to review and make recommendations to the Board of Directors with respect to the compensation of our executive officers. The Compensation Committee also administers our 1999 Employee Stock Purchase Plan and 2001 Employee Stock Purchase Plan.

     The Stock Option Committee currently consists of two directors, each of whom is a "non-employee" director as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The current members of the Stock Option Committee are Thomas V. Reifenheiser (Chairman) and Natale S. Ricciardi. The Stock Option Committee administers our 1999 Stock Option Plan and determines, among other things: (1) the time or times at which options will be granted; (2) the recipients of grants; (3) whether a grant will consist of incentive stock options, non-qualified stock options or stock appreciation rights (in tandem or free-standing) or a combination thereof; (4) the option periods; (5) whether an option is exercisable as Class A common stock or Class B common stock; (6) the limitations on option exercise; and (7) the number of shares subject to such options, taking into account the nature and value of services rendered and contributions made to the success of our company. The Stock Option Committee also has authority to interpret the plan and, subject to certain limitations, to amend provisions of the plan as deemed advisable.

     The Board of Directors recommends a vote FOR the election of each of the director nominees named herein.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of our common stock as of April 24, 2002 by:

   .    each director;

   . each person known by us to own beneficially 5% or more of our common stock;

   . each officer named in the summary compensation table elsewhere in this proxy statement; and

   .    all directors and executive officers as a group.

     The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

     Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share. Holders of both classes of common stock will vote together as a single class on all matters presented for a vote, except as otherwise required by law. Percentage of beneficial ownership of Class A common stock is based on 90,658,996 shares of Class A common stock outstanding and percentage of beneficial ownership of Class B common stock is based on 29,282,990 shares of Class B common stock outstanding. Unless otherwise indicated, the address of each beneficial owner of more than 5% of Class A or Class B common stock is Mediacom Communications Corporation, 100 Crystal Run Road, Middletown, New York 10941.

                                                     Class A Common Stock               Class B Common Stock          Percent of
                                              --------------------------------   --------------------------------     Vote as a
      Name of Beneficial Owner                    Number            Percent          Number             Percent      Single Class
------------------------------------------    --------------------------------   --------------------------------   --------------
Rocco B. Commisso ........................         63,854/(5)/          *        37,431,882/13/          100.0%         80.5%
Morris Communications Company, LLC/(1)/...      9,500,000             10.5%              --                 --           2.0%
Shivers Investments, LLC/(1)/.............     18,809,674             20.7%              --                 --           4.0%
The TCW Group, Inc./(2)/..................      6,422,487              7.1%              --                 --           1.4%
Mark E. Stephan ..........................          6,019/(6)/          *           482,236/(14)/(15)/     1.7%           *
William S. Morris III/(1)/(3)/............     28,324,607/(7)/        31.2%              --                 --           6.1%
Craig S. Mitchell/(1)/(4)/................     28,421,274/(8)/        31.2%              --                 --           6.1%
Thomas V. Reifenheiser ...................         24,933/(7)/          *                --                 --            *
Natale S. Ricciardi ......................         24,933/(7)/          *                --                 --            *
Robert L. Winikoff .......................         66,600/(9)/          *                --                 --            *
James M. Carey ...........................         87,828/(10)/         *           140,052/(15)/(16)/       *            *
Joseph Van Loan ..........................         21,599/(11)/         *           327,921/(15)/(17)/     1.1%           *
Italia Commisso Weinand ..................         96,711/(11)/         *           242,921/(15)/(18)/       *            *
All executive officers and directors
  as a group (15 persons) ................     28,895,732/12/         31.8%      37,431,882/(19)/        100.0%         86.7%

_______________
* Represents beneficial ownership of less than 1%.

(1) Based on information contained in a Schedule 13G jointly filed by Morris Communications Company, LLC (formerly Morris Communications Corporation), Shivers Investments, LLC and William S. Morris III on February 14, 2002. The address of Morris Communications, Shivers Investments and Mr. Morris is 725 Broad Street, Augusta, Georgia 30901.

/(2)/ Based on information contained in a Schedule 13G jointly filed by The TCW Group, Inc., on behalf of itself and its subsidiaries, and Robert Day on February 13, 2002, TCW has shared power to vote or to direct the vote, and shared power to dispose or direct the disposition, of 6,422,487 shares of our Class A common stock. These shares are held by subsidiaries of TCW (Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company) and an entity controlled by Mr. Day (Oakmont Corporation). The address of TCW is 865 South Figueroa Street, Los Angeles, California 90017.

/(3)/ Represents shares held by Morris Communications and Shivers Investments. Mr. Morris and his spouse control both Morris Communications and Shivers Investments.

/(4)/ Includes 28,309,674 shares of Class A common stock held by Morris Communications and Shivers Investments. Mr. Mitchell is Vice President of Finance, Treasurer and Secretary of each of Morris Communications and Shivers Investments. Mr. Mitchell disclaims any beneficial ownership of the shares held by Morris Communications and Shivers Investments. The address of Mr. Mitchell is c/o Morris Communications, 725 Broad Street, Augusta, Georgia 30901.

/(5)/ Includes 38,149 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan.

/(6)/ Includes 5,994 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan.

/(7)/ Includes 14,933 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan.

/(8)/ Includes 21,600 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan.

/(9)/ Includes 21,600 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan and 30,000 shares held by a limited liability company for which Mr. Winikoff serves as manager. Mr. Winikoff disclaims beneficial ownership of the shares held by the limited liability company except to the extent of his pecuniary interest therein.

/(10)/ Includes 16,717 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan.

/(11)/ Includes 11,156 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan.

/(12)/ Includes 226,697 shares of Class A common stock underlying options granted pursuant to our 1999 Stock Option Plan.

/(13)/ Includes 1,118,973 shares of Class B common stock owned of record by other stockholders, for which Mr. Commisso holds an irrevocable proxy, representing all remaining shares of Class B common stock outstanding. Also includes 948,892 shares of Class B common stock underlying options granted to Mr. Commisso pursuant to our 1999 Stock Option Plan, 6,855,668 shares of Class B common stock underlying options issued to Mr. Commisso in exchange for membership units in Mediacom LLC, and 344,332 shares of Class B common stock underlying options issued to other executive and non-executive employees of our company in exchange for membership units in Mediacom LLC, for which Mr. Commisso holds an irrevocable proxy.

/(14)/ Includes 95,014 shares of Class B common stock underlying options issued in exchange for membership units in Mediacom LLC. All 482,236 shares are vested.

/(15)/ If such beneficial owner desires to sell vested shares, or if such beneficial owner's employment with us is terminated for any reason, Mr. Commisso will have the option to purchase such shares. For further information concerning this arrangement, see "Executive Compensation - Employment Arrangements." In addition, such beneficial owner has granted Mr. Commisso an irrevocable proxy with respect to such shares.

/(16)/ Includes 53,208 shares of Class B common stock underlying options issued in exchange for membership units in Mediacom LLC. The 140,052 shares are subject to vesting, which vesting period is deemed to have commenced on September 15, 1998. 86,041 of these shares are currently vested.

/(17)/ Includes 64,610 shares of Class B common stock underlying options issued in exchange for membership units in Mediacom LLC. All 327,921 shares are vested.

/(18)/ Includes 64,610 shares of Class B common stock underlying options issued in exchange for membership units in Mediacom LLC. All 242,921 shares are vested.

/(19)/ Includes 953,452 shares of Class B common stock underlying options granted pursuant to our 1999 Stock Option Plan and 7,200,000 shares of Class B common stock underlying options issued in exchange for membership units in Mediacom LLC.

                             EXECUTIVE COMPENSATION

Report of the Compensation Committee

     The Compensation Committee, which is composed of two non-employee directors (William S. Morris III and Robert L. Winikoff) and one inside director (Rocco B. Commisso), is responsible for reporting to the Board of Directors the compensation policies followed by the committee in recommending to the Board compensation for executive officers. The compensation committee held one meeting during 2001. Compensation policies for our executive officers were determined by both the committee and our Board of Directors during 2001.

     As one of our principal stockholders, Mr. Commisso's financial interests are directly tied to our overall performance, as reflected in the price per share of our common stock. For his services as Chief Executive Officer, Mr. Commisso's future compensation is determined in accordance with the compensation policies outlined below.

     Commencing in 2001, the committee and the Board of Directors utilized a program designed to attract, motivate and retain highly skilled and effective executives who can achieve long-term success in an increasingly competitive business environment and whose services we need to maximize our return to stockholders. The program is premised on the belief that an executive's compensation should reflect his individual performance and our overall performance, with an appropriate balance maintained among the weightings of these potentially disparate performance levels. The program requires flexibility in order to ensure that we can continue to attract and retain executives with unique and special skills critical to our success. Flexibility is also necessary to permit adjustments in compensation in light of changes in business and economic conditions. The compensation of each executive officer is reviewed annually by the committee or the Board of Directors. The annual performance evaluation of each executive officer is subjective, relies heavily on the performance evaluation presented to the committee or the Board by Rocco B. Commisso, our Chief Executive Officer, and not upon an exact formula for determining the relative importance of each of the factors considered, nor is there a precise measure of how each of the individual factors relates to each executive officer's ultimate annual compensation.

     Section 162(m) of the Internal Revenue Code of 1986, as amended limits deductions for certain executive compensation in excess of $1 million for the taxable year. Certain types of compensation in excess of $1 million are deductible only if: (1) performance goals are specified in detail by a compensation committee comprised solely of two or more outside directors; (2) the material terms of the compensation, including the performance goals, are disclosed to the stockholders and approved by a majority vote of the stockholders prior to payment of such compensation; and (3) the compensation committee certifies that the performance goals and any other material terms under which the compensation is to be paid were in fact satisfied. While the committee gives due consideration to the deductibility of compensation payments on future compensation arrangements with our executive officers, the committee makes its compensation decisions based upon an overall determination of what it believes to be in the best interests of our company and our stockholders, and deductibility is only one among a number of factors used by the committee in making its compensation decisions.

     Members of the Compensation Committee

     Rocco B. Commisso
     William S. Morris III
     Robert L. Winikoff

Executive Compensation Summary

     Except where otherwise indicated, the table below summarizes the compensation paid in 2001, 2000 and 1999 to the Chief Executive Officer and our four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                                                  Compensation
                                                                               -------------------
                                                                                     Awards
                                                                               --------------------
                                                     Annual Compensation/(1)/        Number of
                                                   ---------------------------   Shares Underlying      All Other
  Name and Principal Position          Year         Salary           Bonus         Options/(2)/       Compensation
----------------------------------     ----        ---------      ------------ --------------------   ------------
Rocco B. Commisso ................     2001         $100,000      $   399/(3)/            --                --
  Chairman and Chief Executive         2000         $100,000           --            987,041/(4)/           --
  Officer                              1999         $100,000           --                 --                --

Mark E. Stephan ..................     2001         $210,769      $   399/(3)/        20,000/(5)/         $846/(6)/
  Senior Vice President, Chief         2000         $200,000           --              4,986/(5)/           --
  Financial Officer                    1999         $200,000           --                 --                --

James M. Carey ...................     2001         $186,147           --             20,000/(5)/           --
  Senior Vice President,               2000         $163,532           --             31,792/(5)/           --
  Operations                           1999         $140,769      $20,000                 --                --

Joseph Van Loan ..................     2001         $205,115      $   399/(3)/        15,000/(5)/           --
  Senior Vice President,               2000         $200,000           --             20,390/(5)/           --
  Technology                           1999         $200,000           --                 --                --

Italia Commisso Weinand ..........     2001         $165,776      $   399/(3)/        15,000/(5)/           --
  Senior Vice President,               2000         $155,777           --             20,390/(5)/           --
  Programming and Human                1999         $136,923           --                 --                --
  Resources and Secretary

___________

/(1)/ Prior to our initial public offering in February 2000, all of our executive officers, excluding Mr. James M. Carey, received compensation from Mediacom Management Corporation, a Delaware corporation wholly-owned by Rocco B. Commisso, which provided management services to the operating subsidiaries of Mediacom LLC. Mr. Carey received his compensation from one of our operating subsidiaries.

/(2)/ In connection with an amendment to the operating agreement of Mediacom LLC, options to purchase shares of Class B common stock were received in February 2000 by the named executive officers in the following amounts:
       Rocco B. Commisso - 6,851,108 shares, Mark E. Stephan - 95,014 shares, James M. Carey - 53,208 shares, Joseph Van Loan - 64,610 shares and Italia Commisso Weinand - 64,610 shares.

/(3)/ Represents the value of 25 shares of Class A common stock received as part of a long-term service award on the date of grant (December 12, 2001).

/(4)/ Represents 38,149 shares of Class A common stock and 948,892 shares of Class B common stock.

/(5)/  Shares of Class A common stock.

/(6)/  Represents employer contributions to 401(k) plan.

Stock Option Grants During 2001

The table below sets forth information concerning individual grants of stock options made during fiscal 2001 to the named executive officers in the Summary Compensation Table.

                               Number of                                                 Potential Realizable Value
                               Shares of       Percent of                                Of Assumed Annual Rates of
                             Common Stock         Total                                   Stock Price Appreciation
                              Underlying         Options      Exercise                        for Option Term/(3)/
                                Options        Granted to      Price       Expiration    --------------------------
           Name                Granted/(1)/    Employees      Per Share       Date          5%               10%
--------------------------- ----------------  -------------- -----------  ------------   --------         ---------
Rocco B. Commisso..........       --                --             --            --            --               --
Mark E. Stephan............   20,000/(2)/         2.57%        $17.75       2/26/11      $223,258         $565,779
James M. Carey.............   20,000/(2)/         2.57%        $17.75       2/26/11      $223,258         $565,779
Joseph Van Loan............   15,000/(2)/         1.93%        $17.75       2/26/11      $167,443         $424,334
Italia Commisso Weinand....   15,000/(2)/         1.93%        $17.75       2/26/11      $167,443         $424,334

____________
/(1)/ The options vest in five equal annual installments beginning on February 26, 2002.

/(2)/  Shares of Class A common stock.

/(3)/ The assumed annual rates of appreciation of 5% and 10% would result in the price of our Class A common stock increasing to $28.91 and $46.04, respectively, at the end of the option term.

 Year-End 2001 Option Values

         The table below sets forth information at fiscal year-end 2001 concerning stock options held by the named executive officers in the Summary Compensation Table. No options held by such individuals were exercised during 2001.

                                  Number of Shares of Common
                                       Stock Underlying              Value of Unexercised
                                     Unexercised Options             In-The-Money Options
                                     at December 31, 2001          at December 31, 2001/(7)/
                                ------------------------------  --------------------------------
           Name                  Exercisable    Unexercisable    Exercisable      Unexercisable
----------------------------    --------------  --------------  -------------    ---------------
Rocco B. Commisso..........     7,842,709/(1)/         --           --                   --
Mark E. Stephan............        96,011/(2)/     23,989/(5)/      --             $ 10,200
James M. Carey.............        48,924/(3)/     56,076/(6)/      --             $ 10,200
Joseph Van Loan............        68,688/(4)/     31,312/(5)/      --             $  7,650
Italia Commisso Weinand....        68,688/(4)/     31,312/(5)/      --             $  7,650

____________
/(1)/ Represents 38,149 shares of Class A common stock and 7,804,560 shares of Class B common stock.

/(2)/ Represents 997 shares of Class A common stock and 95,014 shares of Class B common stock.

/(3)/ Represents 6,358 shares of Class A common stock and 42,566 shares of Class B common stock.

/(4)/ Represents 4,078 shares of Class A common stock and 64,610 shares of Class B common stock.

/(5)/  Shares of Class A common stock.

/(6)/ Represents 45,434 shares of Class A common stock and 10,642 shares of Class B common stock.

/(7)/ Calculated by multiplying the difference between the last sale price of our common stock as of December 31, 2001 ($18.26 per share) and the exercise price of the in-the-money options by the number of shares of common stock underlying the in-the-money options.

Employment Arrangements

     Mark E. Stephan, James M. Carey, Joseph Van Loan, Italia Commisso Weinand and certain other of our employees entered into employment arrangements in November 2000 setting forth the terms of their at-will employment with us. Pursuant to the employment arrangements, Rocco B. Commisso transferred to each of these employees a specified number of membership units in Mediacom LLC, which were then owned by Mr. Commisso. In connection with our initial public offering, such membership units were exchanged for an aggregate of 1,421,879 shares of our Class B common stock and options to purchase an aggregate of 348,892 shares of our Class B common stock at an exercise price equal to the initial public offering price of $19.00 per share. Such shares and options initially are subject to vesting in five equal annual installments, which vesting period is deemed to have commenced for each officer on various dates prior to our initial public offering. All such shares and options which vest initially are nonetheless subject to potential forfeiture to Mr. Commisso during the first three years after vesting under the circumstances described below. If the employee desires to sell the vested shares or options while employed by us, or if the employee's employment with us is terminated for any reason, Mr. Commisso will have the option to purchase such shares and options at their then fair market value. In the event that Mr. Commisso exercises this purchase option, a portion of the shares or options vested for less than three years will nonetheless be forfeited to Mr. Commisso if, during such three year period, such employee elects to sell such shares or exercise such options while employed by us or voluntarily terminates his employment with us or if such employee's employment with us is terminated for cause. No forfeiture of vested shares or options will occur if Mr. Commisso elects not to exercise his purchase option, or if the employee is terminated by us without cause or as a result of death or disability. Upon a change of control, all such shares and options will vest and not be subject to forfeiture. Mr. Commisso made loans to each of such employees in the amount of the tax liability resulting from such employee's receipt of the membership units in Mediacom LLC. Such loans are secured by our common stock and options held by such employees. Certain employees, including James M. Carey, Mark E. Stephan and Joseph Van Loan, have repaid their loans. Each of the employment arrangements also provides that if we terminate the employee's employment without cause, the employee is entitled to a severance payment equal to six months of base salary and precludes the employee from competing with us for a period of three years following termination.

Compensation of Directors

     Non-employee directors do not receive annual compensation. In February 2001, we granted to each of our non-employee directors options to purchase 8,000 shares of Class A common stock. All such options have an exercise price equal to the then market value of $17.75 per share and become exercisable in five equal annual installments beginning February 26, 2002. Non-employee directors receive reimbursement of out-of-pocket expenses incurred for each board meeting or committee meeting attended.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee was formed in February 2000. Currently, the members of the Compensation Committee are Rocco B. Commisso, William S. Morris III, and Robert L. Winikoff. Mr. Winikoff is a partner of the law firm of Sonnenschein Nath & Rosenthal and prior thereto was a partner of the law firm of Cooperman Levitt Winikoff Lester & Newman, P.C., which have served as our outside general counsel on various matters. Neither Mr. Morris nor Mr. Winikoff is or has been an employee or an officer of our company. Mr. Commisso is our Chairman and Chief Executive Officer.

Performance Graph

      The graph below compares the performance of our Class A common stock with the performance of the Nasdaq National Market Composite Index and a peer group of comparable cable companies (the "Peer Group Index") from February 4, 2000, the date our Class A common stock commenced trading, through December 31, 2001. The performance graph assumes that an investment of $100 was made in our Class A common stock and in each index on February 4, 2000, and that all dividends, if any, were reinvested. The historical price performance of our Class A common stock is not necessarily indicative of future price performance.

                     COMPARISONS OF CUMULATIVE TOTAL RETURNS

                                    [GRAPH]

                                            2/04/00      6/30/00     12/31/00     6/30/01     12/31/01
                                            -------      -------     --------     -------     --------
Mediacom Communications Corporation ......    100          81           90          93           96
Peer Group Index/(1)/ ....................    100          80           85          84           71
Nasdaq National Market Composite Index....    100          93           58          51           46

__________________
/(1)/ The returns of the Peer Group Index, which consists of Adelphia
      Communications Corporation, Charter Communications, Inc., Comcast Corporation (Class A Special common stock), Cox Communications, Inc. and Insight Communications Company, Inc., are weighted according to the respective issuer's market capitalization.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Salomon Smith Barney Inc., BNY Capital Markets, Inc. and other investment banking firms or their affiliates have in the past engaged in transactions with and performed services for us and our affiliates in the ordinary course of business, including commercial banking, financial advisory and investment banking services. Furthermore, these companies or their affiliates may perform similar services for us and our affiliates in the future. Affiliates of certain of these companies are agents and lenders under our subsidiary credit facilities. The Bank of New York, an affiliate of BNY Capital Markets, Inc., acts as trustee for our senior notes and our senior convertible notes.

      On April 26, 2001, we made a loan to James M. Carey in the amount of $600,000. The loan accrued interest at the rate of 5.0% per annum, was secured by 60,000 shares of our common stock owned by Mr. Carey and had a term of one year. On April 8, 2002, Mr. Carey repaid $628,521 to us, which represented the entire principal amount plus interest.

             ITEM 2 -- APPROVAL OF 2001 EMPLOYEE STOCK PURCHASE PLAN

     The Mediacom Communications Corporation 2001 Employee Stock Purchase Plan (the "2001 Plan") was adopted by the Board of Directors in August 2001. The 2001 Plan is intended to qualify as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code, and to qualify thereunder must be approved by our stockholders. The 2001 Plan may be administered by the entire Board of Directors or a committee of the Board of Directors. The 2001 Plan is administered by the Compensation Committee.

     The following is a brief description of the material features of the 2001 Plan. The 2001 Plan is attached to this proxy statement as Annex A.

     All persons employed by us or any of our designated subsidiaries will be eligible to participate in the 2001 Plan provided they customarily perform for us at least 20 hours of services per week and for more than five months in any calendar year.

     The 2001 Plan will allow each participating employee to purchase our Class A common stock through payroll deductions. Each employee's payroll deductions for any offering period may not exceed 15% of the employee's compensation for such period. The offering periods will generally last six months and will commence on April 1 and October 1 of each year. Purchases of common stock will occur on the final trading day of each offering period. No employee may be granted an option under the 2001 Plan if immediately after the grant the employee would own our capital stock and/or options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock or any subsidiary. In addition, the total value of the common stock purchased by a participant in any calendar year, determined at the fair market value of the shares at the time the option is granted, may not exceed $25,000 and a participant will not be permitted to purchase more than 2,000 shares of common stock during any offering period.

     The price of each share of common stock purchased under the 2001 Plan will be 85% of the lower of:

     . the fair market value per share of common stock on the first day of an offering period; or

     . the fair market value per share of common stock on the last day of an offering period.

     The shares we make available under the 2001 Plan will be either authorized but unissued shares or shares previously acquired by us on the market. The maximum number of shares available under the 2001 Plan is 2,000,000. Since its adoption by our Board of Directors, 45,380 shares of Class A common stock have been purchased by our employees pursuant to the 2001 Plan, including 1,868 shares by our executive officers.

     Employees will be able to end their participation in the 2001 Plan at any time. Participation will end automatically upon termination of employment. The Board of Directors may amend or terminate the 2001 Plan at any time. However, no such action can adversely affect an employee's existing rights under an offering that has already been made. In addition, the Internal Revenue Code requires that amendments that increase the number of shares available under the 2001 Plan or materially increase the eligibility or benefits under the 2001 Plan must be approved by stockholders. If not earlier terminated, the 2001 Plan shall terminate August 8, 2011.

     No income will be taxable to an employee participating in the 2001 Plan at the time of purchase of the shares of common stock at the 15% discount from fair market value. Upon sale or other disposition of the shares, the employee will generally be subject to tax. If the shares have been held by the employee for more than two years after the date of the onset of the offering period and more than one year after the purchase date of the shares, then the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (2) 15% of the fair market value of the shares on the first day of the offering period, will be taxable as ordinary income and any further gain will be treated as long-term capital gain. If the shares are sold before the expiration of the holding periods described above, the excess of the lesser of (1) the fair market value of the shares on the purchase date or (2) the fair market value of the shares on the date they are sold, over the purchase price will be treated as ordinary income and further gain or loss on such sale will be capital gain or loss. Different rules may apply with respect to participating employees subject to Section 16(b) of the Securities and Exchange Act of 1934. We are not entitled to a deduction for amounts taxable to an employee, except to the extent of ordinary income taxable to an employee upon disposition of shares prior to the expiration of the holding periods described above. For shares purchased on or after January 1, 2003, the excess of the fair market value of the shares over the purchase price of the shares will be subject to the Federal Insurance Contributions Act (FICA) and the Federal Unemployment Tax Act (FUTA).

      The Board of Directors recommends a vote FOR the approval of the 2001 Employee Stock Purchase Plan.

Equity Compensation Plan Information

      The following table provides information as of December 31, 2001 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans. The table does not include information about the 2001 Employee Stock Purchase Plan, which was approved by our Board of Directors in August 2001, since no shares were purchased pursuant to such plan in fiscal year 2001.



                                  Number of Shares of                              Number of Shares of Common
                                  Common Stock To Be                             Stock Remaining Available for
                                 Issued upon Exercise      Weighted-Average       Future Issuance under Equity
                                    of Outstanding        Exercise Price of      Compensation Plans (Excluding
                                   Options, Warrants     Outstanding Options,        Common Stock Reflected
         Plan Category                and Rights         Warrants and Rights       in First Numerical Column)
-------------------------------  ---------------------  ----------------------   -------------------------------
Equity compensation plans
approved by security holders:

      1999 Employee Stock
      Option Plan ...............      3,308,595/(1)/            $  18.40                    5,688,705

      1999 Employee Stock
      Purchase Plan .............              0                      n/a                      940,755

Equity compensation plans not
approved by security holders:                   /(2)/                     /(2)/                       /(2)/
                                      ----------                 ---------                 -----------
Total:                                 3,308,595                      n/a                    6,629,460
                                      ==========                                           ===========

______________

/(1)/ Represents 2,359,703 shares of Class A common stock and 948,892 shares of Class B common stock.

/(2)/ Upon completion of our initial public offering, options to purchase
      7,200,000 shares of Class B common stock were issued in exchange for the elimination of the balance of a provision in the operating agreement of our predecessor providing for a special allocation of membership interests in such predecessor. Such options are excluded from the table since these options were issued for consideration representing their fair value. The weighted-average exercise price of these outstanding options was $19.00 as of December 31, 2001. No shares remain available for future issuance pursuant to this exchange.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls and the independence and performance of our internal and independent accountants. The committee also recommends to the Board of Directors the selection of our independent accountants. The committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each committee member is independent as defined by the rules of The Nasdaq Stock Market.

     Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The committee's responsibility is to monitor and review these processes. However, the committee is not professionally engaged in the practice of accounting or auditing and its members are not experts in the fields of accounting or auditing, including with respect to auditor independence. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent accountants.

     In this context, the committee held five meetings during 2001. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, the internal accountants and our independent accountants for fiscal year 2001, Arthur Andersen LLP. The committee discussed with our independent accountants the overall scope and plans for their audit. The committee met with the independent accountants, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls.

     The committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2001 with management and Arthur Andersen LLP.

     The committee also discussed with the independent accountants matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     Our independent accountants also provided to the committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with the independent accountants their independence from us. When considering Arthur Andersen LLP's independence, the committee considered whether their provision of services to us beyond those rendered in connection with their audit and review of our consolidated financial statements was compatible with maintaining their independence. The committee also reviewed, among other things, the amount of fees paid to Arthur Andersen LLP for audit and non-audit services.

     Based on the committee's review and these meetings, discussions and reports, and subject to the limitations on the committee's role and responsibilities referred to above and in the Audit Committee charter, the committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2001 be included in our annual report on Form 10-K for filing with the Securities and Exchange Commission.

     Members of the Audit Committee

     Thomas V. Reifenheiser (Chairman)
     Craig S. Mitchell
     Natale S. Ricciardi

          ITEM 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has, based on the recommendation of the Audit Committee, appointed PricewaterhouseCoopers LLP as our independent auditors for the 2002 fiscal year. Although stockholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon such appointment.

     A proposal will be presented at the Annual Meeting to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and will be available to respond to appropriate questions from stockholders.

     The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP.

Changes in Independent Auditors

     On April 19, 2002, we terminated our engagement of Arthur Andersen LLP as our independent auditors. Our termination of Arthur Andersen was approved by our Audit Committee.

     Arthur Andersen's reports on our financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During either of the years ended December 31, 2001 or 2000 or the period from January 1, 2002 through April 19, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements. Arthur Andersen has expressed no disagreements or differences of opinion regarding any of the kind of events defined as reportable events in Item 304(a)(1)(v) of Regulation S-K.

     We have engaged PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2002. We did not consult with PricewaterhouseCoopers LLP with respect to either of the years ended December 31, 2001 or 2000 or the period from January 1, 2002 through April 19, 2002 as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was subject to any disagreement or reportable event as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees

     Fees for all services provided by Arthur Andersen LLP for fiscal year 2001 are as follows:

     Audit Fees. The aggregate fees for professional services rendered by Arthur Andersen LLP in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 fiscal year were approximately $560,000.

     Financial Information Systems Design and Implementation Fees. No fees were paid to Arthur Andersen LLP for professional services relating to financial information systems design and implementation in the 2001 fiscal year.

     All Other Fees. The aggregate fees for all other services rendered by Arthur Andersen LLP in the 2001 fiscal year were approximately $1,448,000. Such other services rendered were primarily: (1) in connection with our debt and equity offerings; (2) business consulting relating to our high-speed Internet service; and (3) tax consulting and compliance.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own beneficially more than 10% of our common stock to file reports of ownership and changes in ownership of such common stock with the SEC, and to file copies of such reports with us. Based solely upon a review of the copies of such reports filed with us, we believe that during 2001 such reporting persons complied with the filing requirements of said Section 16(a), except that Mark E. Stephan, James M. Carey, Joseph Van Loan, Italia Commisso Weinand, John G. Pascarelli, William I. Lees, William S. Morris III, Craig S. Mitchell, Thomas V. Reifenheiser, Natale S. Ricciardi and Robert L. Winikoff each inadvertently failed to file on a timely basis a Form 5 reflecting the grant of options during 2001, and Rocco B. Commisso and Italia Commisso Weinand each inadvertently failed to file on a timely basis a Form 4 reflecting one transaction.

                                  ANNUAL REPORT

     Our 2001 Annual Report is being mailed to stockholders together with this proxy statement. No part of such Annual Report shall be regarded a proxy soliciting material or as a communication by means of which any solicitation is being or is to be made. We will provide without charge to each of our stockholders, upon the written request of any such stockholders, a copy of our annual report on Form 10-K for the year ended December 31, 2001, exclusive of exhibits. Requests for such Form 10-K should be sent to Investor Relations, Mediacom Communications Corporation, 100 Crystal Run Road, Middletown, New York 10941, (845) 695-2642.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote each proxy in accordance with his judgment on such matters.

                           2003 STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. In order for stockholder proposals for the 2003 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement, our Secretary must receive them at our principal executive offices not later than January __, 2003.

                                                                         ANNEX A

                       MEDIACOM COMMUNICATIONS CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the Mediacom Communication Corporation 2001
        -------
Employee Stock Purchase Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The Plan was approved by the Board on August 9, 2001, subject to the approval of the Company's stockholders.

     2. Definitions.
        -----------

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Common Stock" shall mean the Company's Class A Common Stock, $0.01 par value per share.

        (d) "Company" shall mean Mediacom Communications Corporation, a Delaware corporation.

        (e) "Compensation" shall mean all gross earnings and commissions, and shall include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation, but in each case only to the extent such compensation is paid in cash.

        (f) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

        (g) "Employee" shall mean any individual who is a common law employee of the Company, or a Designated Subsidiary whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

        (h) "Enrollment Date" shall mean the first day of each Offering
Period.

        (i) "Exercise Date" shall mean the last day of each Offering Period.

        (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last Trading Day on or before the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "Offering Period" shall mean a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following March 31, and commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following September 30.

          (l) "Plan" shall mean the Media Communications Corporation 2001 Employee Stock Purchase Plan, as set forth herein and as from time to time amended.

          (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 19 or 20.

          (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (o) "Subsidiary" shall mean a corporation, domestic or foreign, in an unbroken chain of corporations beginning with the Company if, at the Enrollment Date, each corporation other than the last corporation in the chain owns not less than 50% of the voting shares in one of the other corporations in the chain.

          (p) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any individual who is an Employee of the Company on a given Enrollment Date shall be eligible to participate in the Plan, provided such individual has been an Employee of the Company for at least 60 continuous days prior to such Enrollment Date.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods. The Plan shall be implemented by consecutive
          ----------------
Offering Periods with a new Offering Period commencing on the first Trading Day on or after October 1 and April 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. The Board shall also have the power to terminate or discontinue any Offering Period at any time.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form provided by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last regular pay day in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period. The deductions must be a minimum of $10 per pay period unless the Board establishes a different amount.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, but may not increase or decrease the rate of his or her payroll deductions during the Offering Period. A participant may, however, increase or decrease the rate of his or her payroll deductions with respect to a subsequent Offering Period by completing and filing with the Company prior to the Enrollment Date applicable to such subsequent Offering Period a new subscription agreement authorizing a change in payroll deduction rate. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to begin (i) if Section 3(b)(i) applies, when the Employee no longer owns or holds options to purchase such 5%, and (ii) if
Section 3(b)(ii) applies, in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from Common Stock otherwise deliverable to the participant or from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option. On the Enrollment Date of each Offering Period,
          ---------------
each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions during such Offering Period accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Offering Period more than 2,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn or is deemed to have withdrawn pursuant to Sections 10 or 11 hereof. The Option shall expire on the last day of the Offering Period.

     8.   Exercise of Option. Unless a participant withdraws or is deemed to
          ------------------
have withdrawn from the Plan as provided in Sections 10 or 11 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   [Reserved].

     10.  Withdrawal.
          ----------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  Termination of Employment. Upon a participant's ceasing to be an
          -------------------------
Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice, but no longer than 90 days after termination of employment.

     12.  Interest. No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Board shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares purchased upon the exercise of an option hereunder may be newly issued shares or treasury shares acquired on the open market, in private transactions, or otherwise.

     14. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. If the Plan is administered by such a committee, references herein to the Board, except for references in Section 20, shall be deemed to refer to such committee. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to correct any defect or supply any omission or reconcile any inconsistency to determine eligibility, to determine all questions of policy and expediency that may arise in the administration of the Plan, to adjudicate all disputed claims filed under the Plan, and generally to exercise such powers and perform such acts as the Board deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries shall be Designated Subsidiaries. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to the issuance of such shares and cash to such participant's account. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. Such beneficiary designation shall not apply, however, to any other shares or cash, including proceeds from the sale of shares, in a participant's which is applicable to shares issued prior to such participant's death.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company, in its discretion, may deliver to the spouse or to any one or more dependents or relatives of the participant the shares and/or cash deliverable under Section 15(a) to a designated beneficiary, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company, in its discretion, may designate.

     16.  Transferability. Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17.  Use of Funds. All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Individual Accounts. Individual accounts shall be maintained for each
          -------------------
participant in the Plan.

     19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
Merger or Asset Sale.
--------------------

          (a) Changes in Capitalization. Subject to any required action by the
              -------------------------
stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or
              --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the

Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20.  Amendment or Termination.
          ------------------------

          (a) The Board may at any time and for any reason terminate or amend the Plan. An Offering Period may be terminated by the Board or its committee on any Exercise Date if the Board (or its committee) determines that the termination of the Offering Period or the Plan is appropriate. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

              (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

              (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

              (iii) allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants, notwithstanding the provisions of Section 20(a).

     21.  Notices. All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Conditions Upon Issuance of Shares. Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan. The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

[X]      Please mark
         your votes as
         indicated in
         this example


1.   Election of Directors           The nominees for the Board of Directors
                                     are: Rocco B. Commisso, Craig S. Mitchell,
                                     William S. Morris III, Thomas V.
                                     Reifenheiser, Natale S. Ricciardi, Mark E.
                                     Stephan, and Robert L. Winikoff.

         FOR All Nominees                   WITHHELD From All Nominees
         [_]                                [_]


(To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

Exceptions:_______________________________________________


2.   To approve the 2001 Employee Stock Purchase Plan.

         FOR              AGAINST           ABSTAIN
         [_]              [_]               [_]


3. To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2002.

         FOR              AGAINST           ABSTAIN
         [_]              [_]               [_]


4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


         Yes, I plan to attend the 2002 Annual Stockholders Meeting [_]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated:_____________________________, 2002


__________________________________________
         Signature

__________________________________________
         Signature

PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                       MEDIACOM COMMUNICATIONS CORPORATION

                       2002 ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Rocco B. Commisso and Mark E. Stephan as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to vote all shares of Class A common stock and Class B common stock of Mediacom Communications Corporation held of record by the undersigned at the 2002 Annual Meeting of Stockholders, to be held at Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, 26th Floor, New York, New York, at 10:00 a.m. local time, on June 20, 2002, or any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder.

If no direction is given, this proxy will be voted "FOR" each of the proposals set forth on the reverse side.

                 (Continued and to be Completed on Reverse Side)